UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 12, 2004
                                (October 6, 2004)


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                          MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                            000-09498                 76-0437769
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)


                1331 Lamar, Suite 1455, Houston, Texas 77010-3039
                    (Address of principal executive offices)


                                 (713) 495-3000
               Registrant's telephone number, including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events and Required Regulation FD Disclosure.

On October 6, 2004, Mission Resources entered into additional gas collars for 3,500 mmbtu a day for the year 2005.

             Volume                        Floor           Ceiling
      ----------------------              --------        ---------
       First Quarter 2005                   5.50            12.85

       Second Quarter 2005                  5.50             8.15

       Third Quarter 2005                   5.50             8.05

       Fourth Quarter 2005                  5.50             9.01



On October 7, 2004, Mission Resources entered into additional oil collars for 500 barrels a day for the year 2006.

             Volume                        Floor           Ceiling
      ----------------------              --------        ---------
       First Quarter 2006                  30.00            60.60

       Second Quarter 2006                 30.00            58.30

       Third Quarter 2006                  30.00            56.30

       Fourth Quarter 2006                 30.00            54.65



A complete list of hedging information may be found on the Company's website at www.mrcorp.com.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MISSION RESOURCES CORPORATION

Date: October 11, 2004                               /s/ Ann Kaesermann
                                                     ---------------------------
                                                         Ann Kaesermann
                                                   Vice President Accounting and
                                                   Investor Relations, CAO